SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2003

GENESIS MICROCHIP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33477	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street Alviso, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 262-6599

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release, dated July 29, 2003.

Item 12.    Results of Operations and Financial Condition

The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On July 29, 2003, Genesis Microchip Inc. issued a press release announcing financial results for its fiscal first quarter ended June 30, 2003 of its fiscal year 2004. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

Date: July 29, 2003	By:	/s/ ERIC ERDMAN
Name: Eric Erdman Title: Interim Chief Executive Officer andChief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated July 29, 2003.